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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                -------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                    -----------------------------------------

Date of Report (Date of earliest event reported):

February 1, 2001

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                               Digex, Incorporated
             (Exact name of registrant as specified in its charter)


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
               Delaware                                 59-3582217
               --------                          -------------------------
  (State or other jurisdiction of                    (I.R.S. Employer
   incorporation or organization)                 Identification Number)

                                     0-26873
                                     -------
                            (Commission File Number)


                                 One Digex Plaza
                              Beltsville, MD 20705
                    (Address of principal executive offices)

                                 (240) 264-2000
                               (Telephone Number)





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  ITEM 5.  OTHER EVENTS

        On February 1, 2001, Digex, Inc. (the "Company") issued the attached press release.



   ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits

        The following exhibit is filed herewith:


        Exhibit  99          Press Release dated February 1, 2001.







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   February 1, 2001


                               DIGEX, INCORPORATED
                                  (Registrant)

                               /s/ Mark K. Shull
                               ---------------------
                                  Mark K. Shull
                      President and Chief Executive Officer



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                                  EXHIBIT INDEX


EXHIBIT NO.                                  DESCRIPTION
-----------                                  -----------
99                  Press Release dated February 1, 2001.